SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 2005
                                                         ----------------




                                     TEKELEC
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                   California
                -------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  0-15135                           95-2746131
     ----------------------------------   --------------------------------
         (Commission File Number)                (I.R.S. Employer
                                                Identification No.)

      26580 W. Agoura Road, Calabasas, CA               91302
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   (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code: (818) 880-5656



[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

         On February 9, 2005, Tekelec issued a press release announcing partial financial results for the fiscal fourth quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and in the exhibit furnished herewith shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits

         (c) Exhibits.

                  The following exhibit is furnished as a part of this Current Report on Form 8-K:

                Exhibit No.             Description
                ----------              -----------
                   99.1     Press Release dated February 9, 2005 of Tekelec

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Tekelec

Dated: February 9, 2005                      By:   /s/ Frederick M. Lax
                                                -----------------------
                                                  Frederick M. Lax
                                                  President and Chief
                                                  Executive Officer

                                  EXHIBIT INDEX

Exhibit No.        Description of Exhibit
-----------        ----------------------
  99.1         Press Release dated February 9, 2005 of Tekelec